UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 10, 2024

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
849-5216

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation	Xerox Corporation

Emerging growth company ☐	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation ☐	Xerox Corporation ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On June 10, 2024, Xerox Corporation (“Xerox”), as borrower, and its parent company, Xerox Holdings Corporation (the “Company”), entered into Amendment No. 2 to Credit Agreement (the “Amendment”) with Citibank, N.A., as administrative agent and collateral agent (the “Agent”), and th
e lenders party thereto. The Amendment amended the Credit Agreement, dated as of May 22, 2023 (as previously amended, the “ABL Credit Agreement”), among Xerox, the Company, certain subsidiaries of the Company from time to time party thereto, the lenders from time to time party thereto and the Agent to (i) increase the commitments of the lenders under the ABL Credit Agreement from $300,000,000 to $425,000,000 and (ii) amend certain covenant thresholds under the ABL Credit Agreement. All other terms remain unchanged.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the comp lete text
of
the
underlying agreement, which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 2 to Credit Agreement, dated as of June 10, 2024, by and among XEROX CORPORATION, a New York corporation, XEROX HOLDINGS CORPORATION, a New York corporation, the other Loan Parties party thereto, the 2024 Incremental Revolving Lenders party thereto and CITIBANK, N.A., as administrative agent and collateral agent.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX HOLDINGS CORPORATION

	By:	/s/ Eric Risi
Eric Risi
Date: June 12, 2024		Assistant Secretary

XEROX CORPORATION

	By:	/s/ Eric Risi
Eric Risi
Date: June 12, 2024		Assistant Secretary